UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 9, 2014 (June 4, 2014)

________________________________

NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 1.02.    Termination of a Material Definitive Agreement

On June 4, 2014, the Commercial Paper Dealer Agreement dated as of January 23, 2008, between the Registrant and J.P. Morgan Securities Inc. (“JPMS”) was terminated at the election of the Registrant upon reassessment of its liquidity needs.  See Exhibit (tt) to the Registrant’s Annual Report on Form 10-K filed on February 14, 2014 (the “2013 10-K”).  Similarly, on June 5, 2014, the Commercial Paper Dealer Agreement dated as of January 23, 2008, between the Registrant and Goldman, Sachs & Co. (“GS”) was terminated at the election of the Registrant.  See Exhibit (uu) to the 2013 10-K.

With respect to JPMS and GS, the Registrant has or may have had customary banking relationships based on the provision of a variety of financial services, none of which are or were material individually or in the aggregate with respect to any individual party.

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            SIGNATURES

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                                    /s/ Denise W. Hutson_____

                                                            Name:  Denise W. Hutson

                                                            Title:    Corporate Secretary

Date:  June 9, 2014